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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 27, 1997
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                             CKE RESTAURANTS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-13192                  33-0602639
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

1200 North Harbor Boulevard, Anaheim, California              92801
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    (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code          (714) 774-5796
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.         OTHER EVENTS.

        On April 27, 1997, CKE Restaurants, Inc., a Delaware corporation (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Imasco Holdings, Inc., a Delaware corporation ("Imasco") and Hardee's Food Systems, Inc., a North Carolina corporation ("Hardee's"), pursuant to which the Company has agreed to acquire from Imasco all of the issued and outstanding shares of capital stock of Hardee's for a purchase price of $327 million (subject to adjustment). The Company proposes to finance the acquisition of Hardee's with a combination of approximately $200 million aggregate principal amount of senior secured indebtedness, a public offering of shares of the Company's Common Stock and up to $50 million principal amount of convertible subordinated notes to be issued to Imasco. The proposed public offering is to be registered under the Securities Act of 1933, as amended, and is to be made only by means of a prospectus. Consummation of the transaction is subject to the satisfaction of certain conditions, Including receipt of the proceeds of the proposed public offering and expiration or termination of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.
        (b)     Not applicable.
        (c) Exhibits. The following exhibits are filed as part of this report:

                Exhibit Number       Description

                     10.1            Stock Purchase Agreement, dated as of
                                     April 27, 1997, by and among CKE
                                     Restaurants, Inc., Imasco Holdings, Inc.
                                     and Hardee's Food Systems, Inc.*

                     99.1            Press Release dated April 28, 1997.

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               *Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CKE RESTAURANTS, INC.


Date: May 5, 1997                             By:  /s/ CARL A. STRUNK
                                                   ---------------------------
                                                   Carl A. Strunk,
                                                   Executive Vice President and
                                                   Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                  Description                           Numbered Page
-------                 -----------                           -------------
10.1            Stock Purchase Agreement, dated as of
                April 27, 1997, by and among CKE
                Restaurants, Inc., Imasco Holdings, Inc.
                and Hardee's Food Systems, Inc.*

99.1            Press Release dated April 28, 1997.

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*   Schedules omitted. The Registrant shall furnish supplementally to the
    Securities and Exchange Commission a copy of any omitted schedule upon request.